SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)     July 17, 2002


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                   88-0409143
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(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


 8283 NORTH HAYDEN ROAD, SUITE 250, SCOTTSDALE, ARIZONA            85258
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      (Address of principal executive office)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code (480) 368-8080


                                       N/A
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          (Former name or former address if changed since last report)




Item 1. Changes in Control of Registrant

          N/A

Item 2. Acquisition or Disposition of Assets

          N/A

Item 3. Bankruptcy or Receivership

          N/A

Item 4.Change in the Registrant's Certifying Accountant

     The Registrant, by resolution of its board of directors, has elected to dismiss Stonefield Josephson, Inc. as its principal auditors effective July 16, 2002. Stonefield Josephson, Inc. issued its unqualified opinion, other than its qualification for substantial doubt about the Company's ability to continue as a going concern, on the registrant's financial statements dated May 1, 2002, as of and for the years ended December 31, 2002 and 2001.

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     During the  Registrant's  two most recent  fiscal years ended  December 31,
2001 and through the date of this Form 8-K, there were no disagreements with Stonefield Josephson, Inc. with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Stonefield Josephson, Inc.'s satisfaction would have caused Stonefield Josephson, Inc. to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years.

     Stonefield Josephson, Inc. has not advised the registrant of the matters outlined in Item 304 (a)(1)(v) of Regulation S-B with respect to internal accounting controls, management representations, scope of the audit and material matters coming to their attention that would impact the financial statements and their audit report for the Registrant's two most recent fiscal years ended December 31, 2001 and through the date of this Form 8-K.

     The registrant, by resolution of its board of directors, has elected to engage Epstein, Weber & Conover, PLC as the Company's principal auditors effective July 16, 2002.

     Prior to engaging Epstein, Weber & Conover, PLC, the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

     The Registrant has provided Stonefield Josephson, Inc. a copy of the foregoing disclosures and requested that Stonefield Josephson, Inc. review the disclosures and furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Stonefield Josephson, Inc. agrees with the statements made by the Registrant under this Item 4.

Item 5. Other Events and Regulation FD Disclosure

          N/A

Item 6. Resignations of Registrant's Directors

          N/A

Item 7. Financial Statements and Exhibits

          (1) Letter from former accountants

Item 8. Change in Fiscal Year

          N/A

Item 9. Regulation FD Disclosure

          N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TEL-VOICE COMMUNICATIONS, INC.


Date:    July 17, 2002                               By:  /S/ JAY H. BUDD
                                                     ---------------------------
                                                              Jay H. Budd

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